Resilient Portfolio Delivers Cash Returns February 2019 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results, or other expectations expressed in this presentation, including Anadarko’s ability to successfully execute upon its capital program; to efficiently identify and deploy capital resource; to meet financial and operating guidance and achieve the production growth, cash flow levels and returns identified in this presentation; to successfully complete the transaction identified in this presentation and realize the expected benefits; to timely complete and commercially operate the projects, infrastructure and drilling prospects identified in this presentation; to successfully drill, complete, test and produce the wells identified in this presentation; to successfully complete the share-repurchase and debt-reduction programs; evaluate dividend increases; to achieve further drilling cost reductions, efficiencies and market improvements; to successfully plan, secure additional government and partner approvals, enter into long-term sales contracts, take FID and the timing thereof, finance, build, achieve expected cost savings, and operate the necessary infrastructure and LNG park in Mozambique. See “Risk Factors” in the company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements. Please see the appendix slides or our website at www.anadarko.com under “Investor Relations” for reconciliations of the differences between any non-GAAP financial measure used in this presentation and the most directly comparable GAAP financial measures.  Cautionary Note to Investors - The U.S. Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. We may use terms in this presentation, such as “resources,” “net resources,” “net recoverable resources,” and similar terms that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. These quantities may not constitute "reserves" within the meaning of the SEC’s rules. EUR estimates and drilling locations have not been risked by our management. Actual quantities that may be ultimately recovered from our interests may differ substantially. Factors affecting ultimate recovery include the scope of our ongoing drilling program, which will be directly affected by commodity prices, the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling risks, lease expirations, transportation constraints, regulatory approvals and other factors; and our actual drilling results, including geological and mechanical factors affecting recovery rates. Such estimates may change significantly as development of our oil and gas assets provide additional data. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K for the year ended December 31, 2017, File No. 001-08968, available from us at www.anadarko.com or by writing to us at: Anadarko Petroleum Corporation, 1201 Lake Robbins Drive, The Woodlands, Texas 77380 Attn: Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330. 2 Cautionary Language

COMPLEMENTARY AND DIVERSIFIED PORTFOLIO Anadarko’s Investment Philosophy * Expectation based on $60/Bbl WTI and $60/Bbl Brent, and $3/Mcf HH Note: See Appendix for non-GAAP financial measures Within Adjusted DCF at $50 per Bbl Oil Price Environment Significant Adjusted Free Cash Flow ~$1.4B at $60/$60/$3* INVEST GENERATE Attractive Cash Returns Buybacks, Debt Reduction, & Dividends DELIVER U.S. Onshore Scalable, Short-Cycle Investments Midstream MLP Predictable Cash Source Mozambique LNG Sustainable Future Cash Flow Conventional Oil Stable, High-Margin Cash Flow

Committed to Ongoing Capital Returns

COMPLETED YE 2018 TWO-YEAR CAPITAL RETURNS[1]: ~$5.0B		REMAINING PROGRAMS AVAILABLE CASH[2]: ~$3.3B
SHARE REPURCHASES	$3.75B	$1.25B
DEBT REDUCTIONS	$0.60B	$1.40B
ANNUALIZED DIVIDEND	~$600MM	Reviewed Quarterly

PEER-LEADING CASH RETURNS[3] TO SHAREHOLDERS


2018 CASH RETURNS[3] VS. PEERS[4]
20%
10%
0%
APC

[1] Includes proceeds used to repurchase shares, to reduce and retire debt, and to fund dividend payments
[2] Includes 12/31/18 consolidated cash balance and ~$2.0 billion of expected cash proceeds from the sale of midstream assets
[3] Cash returns are defined as cash proceeds used to repurchase shares and fund dividend payments. Amounts in above graph represent cash returns as a percentage of 12/31/17 market capitalization.
[4] Peer group Includes: APA, CHK, COP, CVX, DVN, EOG, HES, MRO, NBL, OXY, PXD

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 4

Discipline Drives Free Cash Flow Yield



FIXED CAPITAL PROGRAM AT A $50 GLOBAL OIL PRICE[1]
2019E
$8
$6
$4
$2
$0
$ BILLION
15%
10%
5%
0%
ADJ. FCF YIELD[2]
S&P 500 FCF YIELD
~4% FCF YIELD
~6% FCF YIELD
~13% FCF YIELD
~$1.4B Adj. FCF
~$2.9B Adj. FCF
$50
~$56
$60
$70
AVG. ANNUAL OIL PRICE
APC Capital
APC Adj. DCF
APC Adj. FCF Yield

[1] Assumes a $50/Bbl for WTI and Brent, and $3/Mcf HH

[2] S&P FCF Yield Calculated as the weighted average S&P 500 TTM FCF divided by weighted-average market capitalization as of 12/31/2018; APC Adjusted FCF Yield Calculated as the expected APC Adjusted FCF divided by APC market capitalization of $21.7B as of 12/31/2018

Note: See Appendix for non-GAAP financial measures and Definitions

www.anadarko.com | NYSE: APC   ANADARKO PETROLEUM CORPORATION   5

Capital Efficiency Lowers Free Cash Flow Breakeven


ALL-IN CASH FLOW BREAK-EVEN
OIL PRICE1 AFTER DIVIDEND2
~$54
~$49
~$45
2019E
2020E
2021E

BREAKEVEN ENHANCEMENT DRIVERS

- Exercise Efficient Capital Allocation
- Harvest FCF From Conventional Oil
- Transition Delaware Basin to FCF
- Leverage Premium Oil Markets

RETURNS FOCUS

1. Share Repurchases
2. Debt Reductions
3. Dividend Increases

[1] *Breakeven is defined as the WTI and Brent oil price that generates APC adjusted discretionary cash flow equal to APC capital investment plus annual dividend*
[2] *Assumes current annualized dividend of ~$600 million*
Note: See Appendix for non-GAAP financial measures

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 6

Leverage to Premium Oil Markets ~70% of Oil Portfolio Benefits from Premium Pricing OIL PRICING BASIS1 1 Oil pricing basis is for APC net oil volume, except for the Delaware Basin which is for APC net operated volume, and is pro forma for the completion of the Cactus II pipeline and related infrastructure 2 Premium Coastal pricing includes the following crudes; MEH, LLS, HLS, Brent, and Poseidon 100% BRENT 100% BRENT 100% WTI 100% Premium Coastal ROCKIES DELAWARE BASIN1 GULF OF MEXICO ALGERIA GHANA 100% Premium Coastal 2

Balance Sheet Strength

2018 CONSOLIDATED ADJ. EBITDAX:
$7.4B

ANADARKO	2018E
Adj. EBITDAX	$6.2B
Pro Forma Debt[1]	$10.7B

Strong Investment-Grade Profile:
E&P Sector

Targeting BBB+ & Baa1

Pro Forma Debt-to-EBITDA
~1.75x

WES	2018E
Adj. EBITDA[2]	$1.2B
Pro Forma Debt[3]	$6.8B

Strong Investment-Grade Profile:
Midstream Sector

Separate Capital Structure

[1] 12/31/18 debt balance pro forma for the assumed completion of announced plans to retire ~$900 million of debt maturing in 2019
[2] Represents mid-point of WES 2018 Adjusted EBITDA guidance
[3] 12/31/18 pro forma debt balance includes an incremental adjustment of $2.0 billion for the cash consideration portion of the midstream asset transaction with WES in 1Q19
Note: See Appendix for non-GAAP financial measures

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 8

MLP Simplification Enhances Cash Delivery to APC

THROUGH 2018

~$8.0B
Cumulative Cash Returned

2019E

~$2.0B Cash Proceeds **+** **~$0.6B** Pro Forma Annualized Distributions **+** **~$8.0B** Marketable Securities[1]

Midstream Capital Relief & Enhanced Liquidity

[1] Market price as of 12/31/18 and pro forma for the close of the midstream simplification transaction in 1Q19

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 9

Portfolio Delivers Near-Term Free Cash Flow U.S. ONSHORE CONVENTIONAL OIL MIDSTREAM MLP Stable Annual Distribution Operational Control Oil-Levered Portfolio Access to Premium Markets Short-Cycle Investments Infrastructure Advantaged

2019 Full-Year Expectations

$4,300 - $4,700 CAPITAL PROGRAM[1]
($ MILLIONS)



Corp
$200
Expl
$250
LNG*
$200
Int'l
$200
GOM
Development
$500
U.S. Onshore
$3,150

SALES VOLUMES

TOTAL	OIL RATE
260-270	**410-435**
MMBOE	MBOPD

CFROIC

at $50/$50/$3*

~25%

ADJUSTED DCF ($BILLION)

at $50/$50/$3*

$4.3-$4.7

[1] Excludes the expected WES capital investments of $1.3 - $1.4 billion and any potential 2019 post-Mozambique FID capital investments
** Based on $50/Bbl WTI and $50/Bbl Brent, and $3/Mcf HH*
Note: See Appendix for non-GAAP financial measures and Definitions

www.anadarko.com | NYSE: APC   ANADARKO PETROLEUM CORPORATION 11

Reduced U.S. Upstream Methane Intensity1 ~30% Continued enhancements to design & operation of low-emission facilities Visit Our Website to View Complete HSE & Sustainability Report and Multi-Year Scorecard Committed to Safe & Sustainable Operations VISION IMPROVEMENTS Increased Weighting of HSE Performance to 20% Employee Compensation Metric Incorporating Total Workforce & Severity Our highest priority is the safety of all employees, contractors & communities 1 Water and emission reductions are 2017 results compared to 2015 results Reduced U.S. Fresh Water Usage1 50+% Committed to sustainable water management practices Published Climate Change Risk Assessment November 2018

Premier U.S. Onshore Business

FOCUS AREAS



DELAWARE BASIN

RIGS **~10** CREWS **~5**

OPERATED WELLS TO SALES

150+

CAPITAL ($MM)

~$1,400



DJ BASIN

RIGS **~4** CREWS **~3**

OPERATED WELLS TO SALES

250+

CAPITAL ($MM)

~$1,300

EMERGING RESOURCE



POWDER RIVER BASIN

RIGS **~1** CREWS **~1**

OPERATED APPRAISAL WELLS

10+

CAPITAL ($MM)

~$250


POWDER RIVER BASIN
DJ BASIN
DELAWARE BASIN

Appraising **~300,000** Gross Acres in **Turner Oil Fairway**

WORLD-CLASS ASSETS
- Attractive Breakevens
- Decades of Inventory
- Midstream Advantaged

NET RESOURCES **6+** **BBOE**

Note: All numbers are 2019 expectations
Capital includes non-operated and non-drill capital, and excludes expected WES capital investments

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 13

Delaware Basin: Progressing Toward Scalable Development

Top-Tier Position Net Acres	**~240,000**	**Decades of Inventory** Drilling Locations[1]	**~9,000**	**Stacked Oil Potential** Net Resources[2]	**4+ BBOE**

INFRASTRUCTURE-ADVANTAGED ACREAGE



NEW MEXICO
TEXAS
CULBERSON
LOVING
WINKLER
REEVES
WARD
IMPROVING ROCK & FLUID QUALITY
WESTERN GAS OWNED MIDSTREAM INFRASTRUCTURE[3]
Gas Plant
Pipelines (Oil, Gas and Water)
Oil Treating Facility
APC ACREAGE: ~590,000 Gross Acres, 70% Operatorship
10 MILES

CONTINUING TO ENHANCE WELL PRODUCTIVITY[4]



Anadarko
Other Operators
CUM OIL (MBO)
300
200
100
0
0
8
16
24
32
40
48
56
PRODUCTION MONTH

- **Operatorship Controls Development Pace and Strategy**
- **Foundational Infrastructure Largely Complete**
- **Expected to be Free Cash Flow Positive by YE 2020**

[1] *8,000-foot lateral length*
[2] *~3 BBOE within the Wolfcamp-A, 1+ BBOE within additional intervals*
[3] *Pro forma for the sale of midstream assets expected to close In 1Q19*
[4] *Source: RSEG; Other operators include the top-10 companies based on cumulative well count since 2013*

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 14

Delaware Basin: Maximizing Product Delivery & Price Discovery

INFRASTRUCTURE[1] IN PLACE BY YE19

- **190+ MBOPD Oil Treating**
- **1.5 Bcf/d Gas Processing**
- **800+ MBbl/d Water-Disposal**

TANKLESS GATHERING

- Reduces Truck Traffic
- Improves Environmental Footprint
- Reduces Well Site Complexity

~90% OIL GATHERED ON PIPELINE

BASIN TAKEAWAY SECURED

FIRM AGREEMENTS

Product	% Operated Volumes
Oil	50% Today 100% Expected[2]
Gas	80%
NGL	100%


Enterprise
Plains Cactus II
Sand Hills
Lone Star
Houston/
Mt. Belvieu
Corpus Christi
Market
Current Oil Equity Pipeline3
Future Oil Equity Pipeline3
Current NGL Pipeline

[1] Expected capacities at year end 2019. Pro forma for the sale of midstream assets, expected to close In 1Q19, all infrastructure will be owned by WES.
[2] Pro forma for the completion of the Cactus II pipeline and related infrastructure
[3] Equity interests are owned by WES

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 15

Delaware Basin: Silvertip Demonstrates Development Potential Avalon 1st Bone Spring 2nd Bone Spring 3rd Bone Spring Wolfcamp A Wolfcamp B SILVERTIP-A SPACING Future Potential Initial Silvertip-A Campaign 1 MILE REEVES LOVING WINKLER WARD APC Acreage 10 MILES NEW MEXICO TEXAS SILVERTIP AREA: 22 Contiguous Sections REMARKABLE SILVERTIP WELL RESULTS 2019 WOLFCAMP-A TYPE CURVE Cumulative Normalized Production Dry MBOE/1,000 Feet Days On Line WC-A Target 2 WC-A Target 3 WC-A Target 4 WC-A Target 1 3RD Bone Spring WC-A 2019 TC Oil ~60% Liquids ~80%

Delaware Basin: Wolfcamp-A Economics

WOLFCAMP-A TYPE WELL (52% WI, 40% NRI)	
EUR (MBOE)[1]	**1,700+**
Well Cost (MM)[2]	**$8.5**
BTAX ROR[3]	**~50% at $50/BO** *~85% at $60/BO*
Location Inventory[4]	**~4,700**
Lateral Length (ft.)	**8,000**
~3 BBOE NET RESOURCES	



2,250
1,500
750
0
Gross Processed BOE/d
0
6
12
18
24
Months
2019 Plan
90+% Extended Length Laterals
60+% Pad Development
NGL 21%
Gas 19%
Oil 60%

1+ BBOE Net Resources in Additional Intervals[5]

- 950 - 1,400+ MBOE Well EUR[1]
- 50 - 70% Liquids Composition
- ~4,200 Mid-Lateral Length Locations

[1] Assumes full ethane recovery
[2] Well cost reflects full pad development estimate and is equivalent to 2018 estimate of $8.0 million adjusted for increased lateral length
[3] Based on $3/Mcf HH
[4] Includes non-operated well locations
[5] Does not include Wolfcamp-A

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ANADARKO PETROLEUM CORPORATION 17

DJ Basin: Competitive Advantages Improve Cash Flow

Size of a Large-Cap Net Production (BOE/d) **250,000+**	**Royalty Advantage** APC Mineral Sections **40%** NPV10 Uplift[1]	**10+ Years Inventory** Drilling Locations[2] **~3,000**

DJ DEVELOPMENT AREA
400,000+ net acres

Oil Treating Online **~155** MBOPD

Gas Processing **1.5+** Bcf/d[3]



Latham I Plant
Online by
Mid-Year 2019
5 MILES
WESTERN GAS OWNED MIDSTREAM INFRASTRUCTURE4
APC Acreage
APC Mineral Interest
Pipelines (Oil and Gas)
Oil Treating Facility
Gas Plant

BASIN TAKEAWAY SECURED



OPPL
Conway
NGL HUB
Front Range
White Cliffs & Saddlehorn
Cushing
WTI HUB
Texas Express
Mt. Belvieu
NGL HUB
St. James
RAIL
Market
Oil Equity Pipeline4,5
NGL Equity Pipeline5
NGL Pipeline
Rail Option

[1] *Based on $50/Bbl WTI and $3/Mcf HH*
[2] *8,000-foot lateral length*
[3] *Expected by year-end 2019*
[4] *Pro forma for the sale of midstream assets that is expected to close In 1Q19*
[5] *WES owns an equity interest*

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 18

DJ Basin: Development Economics DJ BASIN TYPE WELL (85% WI, 76% NRI) EUR (MBOE)1 750 Well Cost (MM)2,3 $3.4 BTAX ROR4 85+% at $50/BO 100+% at $60/BO Location Inventory5 ~3,000 Lateral Length (ft.) 8,000 ~2 BBOE NET RESOURCES 1 Assumes full ethane recovery 2 Full pad development estimate 3 Well cost equivalent to 2018 estimate of $2.7 million adjusted for increased lateral length and $0.2 million of development enhancements 4 Based on $3/Mcf HH 5 Includes only operated well locations

PRB: Strategically Built Position

Competitive Basin Entry

2014

- APC Discovered Southern Turner Fairway
- Validated Trend and Resource Potential
- Secured Top-Tier Leasehold
- Commenced Appraisal & Delineation Program

2019

Consolidated Operating Position



TURNER ACTIVITY - 24 HOUR IPs[1]
TURNER FAIRWAY
CONVERSE COUNTY
2015 ANADARKO TURNER DISCOVERY WELLS
2,500-4,000 BOE/d
(70-80% Oil)
2,600-5,300 BOE/d
(80-90% Oil)
2,100-5,100 BOE/d
(~50% Oil)
APC Acreage
APC Discovery Wells
Industry Drilled

Attractive Acquisition Metrics
~$2,500
per Acre

Stacked Pay Opportunities



POWDER RIVER BASIN



Teapot
Parkman
Sussex
Niobrara
Turner
Mowry

5,000'+ Stacked Potential

[1] *Producing wells prior to July 2018 normalized to mid-lateral length of 8,000 feet*

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ANADARKO PETROLEUM CORPORATION 20

Gulf of Mexico: Stable Cash Flow Delivery

Three-Year Outlook	Annual FCF[1,2] (Billions)	~$1.2	Production (BOE/d)	~140,000	Annual Capital[3] (Billions)	~$0.5

2019E OPERATED ACTIVITY



DRILLSHIPS

1+ Rigs

~5 Wells

WELL ACTIVITY
Lucius, North Hadrian, K2, Constellation



PLATFORM RIGS

2 Rigs

~5 Wells

WELL ACTIVITY
Holstein, Horn Mountain

PV10 Development Breakevens	~$20/Bbl
BTAX ROR[1]	~90%
Margin[1]	~$35/BOE


LOUISIANA
MARLIN
HORN MOUNTAIN
HOLSTEIN
CONSTITUTION
MARCO POLO
HEIDELBERG
LUCIUS
Operated Production Facilities
30-Mile Tieback Radius
APC Working Interest Blocks
30 MILES

[1] Based on $50/Bbl WTI and $3/Mcf HH
[2] Represents asset-level free cash flow which is unburdened by corporate expenses and income tax
[3] Excludes exploration capital
Note: See Appendix for non-GAAP financial measures

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ANADARKO PETROLEUM CORPORATION 21

Algeria and Ghana: Brent Leveraged & Low Capital Intensity

Three-Year Outlook	Annual FCF[1,2] (Billions)	~$0.8	Sales Volume (BOE/d)	~85,000	Annual Capital (Billions)	~$0.2



2019E CAPITAL
(Millions)
~$140

GHANA



Wawa
TEN Complex
(19% PI)
Tweneboa
Enyenra
Ntomme
DEEPWATER TANO
Jubilee Unit
(27% PI)
Teak
Akasa
Mahogany
WEST CAPE THREE POINTS
20 MILES
32 KM

2019E Margin[1]
~$40
$/BOE



- APC WI Block
- Unitized Field Boundary
- Oil Field
- Gas/Condensate
- Appraisal Area
- Export Pipeline

ALGERIA



HBNS CPF
BLOCK
404A
Central Storage
Ourhoud CPF
BLOCK
208
El Merk CPF
10 MILES
16 KM



2019E CAPITAL
(Millions)
~$60

2019E Margin[1]
~$30
$/BOE

[1] *Based on $50/Bbl Brent and $3/Mcf HH*
[2] *Represents asset-level free cash flow which is unburdened by corporate expenses and income tax*
Note: See Appendix for non-GAAP financial measures

www.anadarko.com | NYSE: APC
ANADARKO PETROLEUM CORPORATION 22

Mozambique LNG: Significant Long-Term Cash Delivery

Total Five-Year Net Investment[1]
~$2.0B to ~$2.5B

Expected Payback Period
~3.5 Years
From First LNG[2]



MOZAMBIQUE LNG



ANADARKO
OFFSHORE AREA 1
LNG EXPORT JETTY
GOLFINHO/ATUM
OFFSHORE AREA 4
MOF
~40 KILOMETERS
AQUIFER
PROSPERIDADE
Orca
RESETTLEMENT VILLAGE
AFUNGI LNG PARK
Tubarão
LAND AVAILABLE FOR ONSHORE DEVELOPMENT
Tubarão Tigre
Area 1 Operator
Area 4 Operator
Shared Interest
APC WI Block
Initial Development
Natural-Gas Field
0 2.5
KILOMETERS
ILLUSTRATION NOT TO SCALE

GOLFINHO / ATUM 1ST TWO TRAINS

Net Recoverable Resource	750 MMBOE
Liquefaction Capacity	12.88 MTPA
Competitive Onshore Costs	$600/tonne

[1] *Total five-year net investment is post-FID and net of expected project finance drawdowns*
[2] *Based on $60/Bbl Brent (real 2019 dollars) and assumes project financing*

www.anadarko.com | NYSE: APC   ANADARKO PETROLEUM CORPORATION   23

Mozambique LNG: Anticipated Funding & Accounting



INITIAL GOLFINHO/ATUM TWO-TRAIN DELIVERY
~$20B*
GROSS PROJECT COSTS

APC 26.5% WI Share
~$5.3B

APC SHARE OF PROJECT FINANCE
~55% to ~65%
~$2.8B to ~$3.3B

Drawn Over ~5-Year Project Construction Period

APC NET CASH REQUIREMENT
~$2B to ~$2.5B

Avg. Annual APC Cash Requirement ~$400MM to ~$500MM

Integrated LNG Project Model Maximizes Project Economics

PROPORTIONATE CONSOLIDATION OF PROJECT DEBT, CAPEX, REVENUE & EXPENSE

* Includes onshore facility, offshore wells and infrastructure, project support, contingency, and financing (premia, fees, and interest) costs

www.anadarko.com | NYSE: APC   ANADARKO PETROLEUM CORPORATION   24

Mozambique LNG: Line of Sight to FID

IN PROGRESS

LEGAL & CONTRACTUAL FRAMEWORK ✓

DEVELOPMENT PLAN APPROVED[1] ✓

OFFTAKE AGREEMENTS ~9.5 MTPA ✓

ONSHORE SITE PREPARATION

PROJECT FINANCING

FID

Anticipated 1H2019

SPAs (MTPA)[2]	
EXECUTED	
Tokyo Gas & Centrica	2.6
Shell	2.0
CNOOC	1.5
EdF	1.2
Tohoku	0.3
FINALIZED[3]	
Two Additional SPAs	2.0

Pre-FID 2019 Capital

$200MM

Post-FID Capital

~2/3 Project Financed

[1] Initial Golfinho/Atum two-train development
[2] All numbers are approximate
[3] Subject to execution
Note: See Glossary for formal names of companies with executed SPAs

www.anadarko.com | NYSE: APC ANADARKO PETROLEUM CORPORATION 25

APPENDIX

Divested Sales-Volume Summary

Non-GAAP Financial Measures; Management Estimates & Assumptions This list of non-GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to publicly update or revise any non-GAAP financial measure definitions or related reconciliation. Non-GAAP financial measures exclude certain amounts that are included in the corresponding financial measures determined in accordance with GAAP. The following slides include reconciliations of GAAP to non-GAAP financial measures and statements indicating why management believes the non-GAAP financial measures provide useful information for investors. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be comparable to similarly titled measures. Non-GAAP financial measures provided in this presentation for specific asset areas are calculated using the same methodology as the consolidated measure. Corporate general and administrative expenses are included in consolidated Adjusted EBITDAX (Margin), but excluded from EBITDAX and EBITDA by asset area as these expenses are not considered an operating expense of the asset area. Corporate expenses and income taxes are included in consolidated FCF, but excluded from FCF by asset area as these items are not allocated to specific asset areas. Management has presented herein certain estimates about future performance, results, and financial position. Such estimates generally reflect current or explicitly assumed future commodity strip prices as well as management's assumptions about future drilling plans, performance, and production mix, among other factors. These forward-looking estimates are illustrative and are not intended to reflect the results we will achieve for the periods presented. Actual results may differ materially from the estimates presented herein. Management has also presented herein certain forward-looking non-GAAP financial measures, including Adjusted EBITDAX (Margin), EBITDAX, EBITDA, DCF, Adjusted DCF, FCF, and adjusted FCF. Due to the forward-looking nature of the aforementioned non-GAAP financial measures, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures, such as future impairments and future changes in working capital. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures. Reconciling items in future periods could be significant.

Non-GAAP Financial Measures Adjusted EBITDAX (Margin) / Adjusted EBITDA (EBITDA) The Company defines Adjusted EBITDAX (Margin) as net income (loss) attributable to common stockholders before interest expense; income taxes; depreciation, depletion, and amortization (DD&A); exploration expense; gains (losses) on divestitures, net; impairments; total (gains) losses on derivatives, net, less net cash from settlement of commodity derivatives; restructuring charges; and (gains) losses on early extinguishment of debt. The Company’s definition of Adjusted EBITDAX (Margin) excludes gains (losses) on divestitures, net and exploration expense as they are not indicators of operating efficiency for a given reporting period. DD&A and impairments are excluded from Adjusted EBITDAX (Margin) as a measure of operating performance because capital expenditures are evaluated at the time capital costs are incurred. Adjusted EBITDAX (Margin) also excludes interest expense to allow for assessment of operating results without regard to Anadarko’s financing methods or capital structure. Finally, income tax expense (benefit) and total (gains) losses on derivatives, net, less net cash from settlement of commodity derivatives are excluded from Adjusted EBITDAX (Margin) because these items are not considered a measure of asset operating performance. For Midstream assets, the Company refers to this measure as EBITDA because exploration expense is not relevant. Management believes that the presentation of Adjusted EBITDAX (Margin) provides information useful in assessing the Company’s operating and financial performance across periods.   Years Ended December 31, millions 2018   2017 Net income (loss) attributable to common stockholders (GAAP) $ 615   $ (456) Interest expense 947     932   Income tax expense (benefit) 733   (1,477) Depreciation, depletion and amortization 4,254     4,279   Exploration expense 459     2,535   (Gains) losses on divestitures, net (20)   (674) Impairments 800     408   Total (gains) losses on derivatives, net, less net cash from settlement of commodity derivatives (407)   156   Restructuring charges 53     21   (Gains) Losses on early extinguishment of debt (2)   2   Consolidated Adjusted EBITDAX (Margin) (Non-GAAP) $ 7,432     $ 5,726   Total Barrels of Oil Equivalent (BOE) 243     245   Consolidated Adjusted EBITDAX (Margin) per BOE (Non-GAAP) $ 30.58     $ 23.37

Non-GAAP Financial Measures Discretionary Cash Flow from Operations (DCF) and Free Cash Flow (FCF) The Company defines DCF as net cash provided by (used in) operating activities before changes in accounts receivable; changes in accounts payable and other current liabilities; other items, net; and certain nonoperating and other excluded items. The Company defines FCF as DCF, less capital expenditures. Management believes that these measures are useful to management and investors as a measure of a company’s ability to internally fund its capital expenditures and to service or incur additional debt. These measures eliminate the impact of certain items that management does not consider to be indicative of the Company’s performance from period to period. To assist in measuring the Company’s performance, management will also evaluate Anadarko on a deconsolidated basis, which excludes WES.   Years Ended December 31, millions 2018   2017 Net cash provided by (used in) operating activities (GAAP) $ 5,929     $ 4,009   Add back       Increase (decrease) in accounts receivable 211     147 (Increase) decrease in accounts payable and other current liabilities (348)   32   Other items, net 264     127   Certain nonoperating and other excluded items —     21   Discretionary cash flow from operations (Non-GAAP)* $ 6,056     $ 4,336   Less     APC capital expenditures 5,007 4,344 WES capital expenditures 1,178 956 Free cash flow (Non-GAAP) $ (129)   $ (964) *Includes $147 million current tax expense for the year ended December 31, 2017, related to asset monetizations.

Adjusted Discretionary Cash Flow from Operations (Adjusted DCF) and Adjusted Free Cash Flow (Adjusted FCF) The Company defines adjusted discretionary cash flow from operations as net cash provided by (used in) operating activities adjusted by changes in accounts receivable; changes in accounts payable and other current liabilities; other items; certain nonoperating and other excluded items; and Western Gas Partners, LP (WES)/Western Gas Equity Partners, LP (WGP) distributions to third parties. The Company defines Adjusted FCF as Adjusted DCF, less APC capital expenditures, which excludes WES. Management believes that these measures are useful to management and investors as a measure of a company’s ability to internally fund its capital expenditures and to service or incur additional debt. These measures eliminate the impact of certain items that management does not consider to be indicative of the Company’s performance from period to period. To assist in measuring the Company's performance, management will also evaluate Anadarko on a deconsolidated basis, which excludes WES. Non-GAAP Financial Measures *Includes $181 million of Powder River Basin acquisitions in 2018, of which $176 million was unbudgeted. Years Ended December 31, millions 2018 2017 Net cash provided by (used in) operating activities (GAAP) $ 5,929   $ 4,009 Adjusted by:   Increase (decrease) in accounts receivable 211 147 (Increase) decrease in accounts payable and other current liabilities (348)   32 Other items, net 264   127 Certain nonoperating and other excluded items — 21 WES/WGP distributions to third parties (495)   (444) Adjusted discretionary cash flow from operations (Non-GAAP)* $ 5,561   $ 3,892 Less APC capital expenditures* (excludes WES) 5,007 4,344 Adjusted free cash flow (Non-GAAP) $ 554 $ (452)

Glossary of Abbreviations and Definitions

- **ADJ:** Adjusted
- **APC:** Anadarko Petroleum Corporation
- **AVG:** Average
- **B:** Billion
- **Bbl:** Barrel
- **BBOE:** Billion Barrels of Oil Equivalent
- **BCF/d:** Billion Cubic Feet per Day
- **BO:** Barrel of Oil
- **BOE:** Barrel of Oil Equivalent
- **BOE/d:** Barrel of Oil Equivalent per Day
- **BTAX:** Before Tax
- **Centrica:** Centrica LNG Company Ltd., a subsidiary of Centrica plc
- **CFROIC*:** Cash Flow Return on Invested Capital
- **CNOOC:** CNOOC Gas and Power Singapore Trading & Marketing Pte. Ltd.
- **Corp:** Corporate
- **CPF:** Centralized Production Facility
- **CUM:** Cumulative
- **DCF:** Discretionary Cash Flow
- **DJ:** Denver Julesburg
- **E:** Expected
- **EdF:** Électricité de France, S.A.
- **E&P:** Exploration and Production
- **EBITDA:** Earnings Before Interest, Tax, Depreciation, and Amortization
- **EBITDAX:** Earnings Before Interest, Tax, Depreciation, Amortization, and Exploration Expense
- **EUR:** Estimated Ultimate Recovery
- **Expl:** Exploration
- **FCF:** Free Cash Flow
- **FID:** Final Investment Decision
- **Ft:** Feet
- **GAAP:** Generally Accepted Accounting Principles
- **GOM:** Gulf of Mexico
- **H:** Half
- **HBNS:** Hassi Berkine Sud (South)
- **HH:** Henry Hub
- **HLS:** Heavy Louisiana Sweet
- **HSE:** Health, Safety, and Environment
- **Int'l:** International
- **IP:** Initial Production
- **KM:** Kilometers
- **LLS:** Louisiana Light Sweet
- **LNG:** Liquefied Natural Gas
- **MBbl/d:** Thousand Barrels per Day
- **MBO:** Thousand Barrels of Oil
- **MBOE:** Thousand Barrels of Oil Equivalent
- **MBOPD:** Thousand Barrels of Oil per Day
- **Mcf:** Thousand Cubic Feet of Natural Gas
- **MEH:** Magellan East Houston
- **MLP:** Master Limited Partnership
- **MM:** Millions
- **MMBOE:** Million Barrels of Oil Equivalent
- **MOF:** Marine Offtake Facility
- **MTPA:** Million Tonnes per Annum
- **NGL:** Natural Gas Liquids
- **NPV10:** Net Present Value (Discounted at 10%)
- **NRI:** Net Revenue Interest
- **NYSE:** New York Stock Exchange
- **OPPL:** Overland Pass Pipeline
- **PI:** Participation Interest
- **PRB:** Powder River Basin
- **PV10:** Present Value (Discounted at 10%)
- **Q:** Quarter
- **ROR:** Rate of Return
- **RSEG:** RS Energy Group
- **S&P:** Standard & Poor's
- **Shell:** Shell International Trading Middle East Ltd.
- **SPA:** Sale and Purchase Agreement
- **TC:** Type Curve
- **TEN:** Tweneboa, Enyenra, Ntomme
- **Tohoku:** Tohoku Electric Power Company, Inc.
- **Tokyo Gas:** Tokyo Gas Co., Ltd.
- **TTM:** Trailing Twelve Months
- **U.S.:** United States of America
- **VS:** Versus
- **WC-A:** Wolfcamp-A
- **WES:** Western Gas Partners, LP
- **WI:** Working Interest
- **WTI:** West Texas Intermediate
- **YE:** Year End

$$\text{*CFROIC} = \frac{\text{(APC Consolidated CFFO – WGP CFFO + WGP distributions to APC)}}{\text{(Stockholders' Equity + Anadarko Debt)}}$$

www.anadarko.com | NYSE: APC   ANADARKO PETROLEUM CORPORATION   32